POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James I. Freeman and James E. Darr, Jr., and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Dillard Department Stores, Inc. Registration Statement on Form S-3 pertaining to the offering of Debt Securities consisting of debentures, notes, and/or other unsecured evidences of indebtedness in one or more series at an aggregate initial offering price not to exceed $400,000,000 and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                           /s/Calvin N. Clyde, Jr.
                           Calvin N. Clyde, Jr.
                           Director

Date:           April 25, 1997

                           POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James I. Freeman and James E. Darr, Jr., and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Dillard Department Stores, Inc. Registration Statement on Form S-3 pertaining to the offering of Debt Securities consisting of debentures, notes, and/or other unsecured evidences of indebtedness in one or more series at an aggregate initial offering price not to exceed $400,000,000 and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                           /s/Robert C. Conner
                           Robert C. Conner
                           Director

Date:           April 29, 1997

                           POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James I. Freeman and James E. Darr, Jr., and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Dillard Department Stores, Inc. Registration Statement on Form S-3 pertaining to the offering of Debt Securities consisting of debentures, notes, and/or other unsecured evidences of indebtedness in one or more series at an aggregate initial offering price not to exceed $400,000,000 and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                           /s/Will D. Davis
                           Will D. Davis
                           Director

Date:           April 25, 1997

                           POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James I. Freeman and James E. Darr, Jr., and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Dillard Department Stores, Inc. Registration Statement on Form S-3 pertaining to the offering of Debt Securities consisting of debentures, notes, and/or other unsecured evidences of indebtedness in one or more series at an aggregate initial offering price not to exceed $400,000,000 and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                           /s/Alex Dillard
                           Alex Dillard
                           Director

Date:           April 28, 1997

                           POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James I. Freeman and James E. Darr, Jr., and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Dillard Department Stores, Inc. Registration Statement on Form S-3 pertaining to the offering of Debt Securities consisting of debentures, notes, and/or other unsecured evidences of indebtedness in one or more series at an aggregate initial offering price not to exceed $400,000,000 and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                           /s/Mike Dillard
                           Mike Dillard
                           Director

Date:           April 26, 1997

                           POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James I. Freeman and James E. Darr, Jr., and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Dillard Department Stores, Inc. Registration Statement on Form S-3 pertaining to the offering of Debt Securities consisting of debentures, notes, and/or other unsecured evidences of indebtedness in one or more series at an aggregate initial offering price not to exceed $400,000,000 and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                           /s/William Dillard
                           William Dillard
                           Director

Date:           April 28, 1997

                           POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James I. Freeman and James E. Darr, Jr., and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Dillard Department Stores, Inc. Registration Statement on Form S-3 pertaining to the offering of Debt Securities consisting of debentures, notes, and/or other unsecured evidences of indebtedness in one or more series at an aggregate initial offering price not to exceed $400,000,000 and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                           /s/William Dillard, II
                           William Dillard, II
                           Director

Date:           April 25, 1997

                           POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James I. Freeman and James E. Darr, Jr., and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Dillard Department Stores, Inc. Registration Statement on Form S-3 pertaining to the offering of Debt Securities consisting of debentures, notes, and/or other unsecured evidences of indebtedness in one or more series at an aggregate initial offering price not to exceed $400,000,000 and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                           /s/Drue Corbusier
                           Drue Corbusier
                           Director

Date:           April 23, 1997

                           POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James I. Freeman and James E. Darr, Jr., and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Dillard Department Stores, Inc. Registration Statement on Form S-3 pertaining to the offering of Debt Securities consisting of debentures, notes, and/or other unsecured evidences of indebtedness in one or more series at an aggregate initial offering price not to exceed $400,000,000 and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                           /s/William H. Sutton
                           William H. Sutton
                           Director

Date:           April 28, 1997

                           POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James I. Freeman and James E. Darr, Jr., and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Dillard Department Stores, Inc. Registration Statement on Form S-3 pertaining to the offering of Debt Securities consisting of debentures, notes, and/or other unsecured evidences of indebtedness in one or more series at an aggregate initial offering price not to exceed $400,000,000 and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                           /s/John Paul Hammerschmidt
                           John Paul Hammerschmidt
                           Director

Date:           April 26, 1997

                           POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James I. Freeman and James E. Darr, Jr., and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Dillard Department Stores, Inc. Registration Statement on Form S-3 pertaining to the offering of Debt Securities consisting of debentures, notes, and/or other unsecured evidences of indebtedness in one or more series at an aggregate initial offering price not to exceed $400,000,000 and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                           /s/William B. Harrison, Jr.
                           William B. Harrison, Jr.
                           Director

Date:           April 28, 1997

                           POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James I. Freeman and James E. Darr, Jr., and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Dillard Department Stores, Inc. Registration Statement on Form S-3 pertaining to the offering of Debt Securities consisting of debentures, notes, and/or other unsecured evidences of indebtedness in one or more series at an aggregate initial offering price not to exceed $400,000,000 and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                           /s/J. M. Hessels
                           J. M. Hessels
                           Director

Date:           April 27, 1997

                           POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James I. Freeman and James E. Darr, Jr., and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Dillard Department Stores, Inc. Registration Statement on Form S-3 pertaining to the offering of Debt Securities consisting of debentures, notes, and/or other unsecured evidences of indebtedness in one or more series at an aggregate initial offering price not to exceed $400,000,000 and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                           /s/John H. Johnson
                           John H. Johnson
                           Director

Date:           April 25, 1997

                           POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James I. Freeman and James E. Darr, Jr., and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Dillard Department Stores, Inc. Registration Statement on Form S-3 pertaining to the offering of Debt Securities consisting of debentures, notes, and/or other unsecured evidences of indebtedness in one or more series at an aggregate initial offering price not to exceed $400,000,000 and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                           /s/E. Ray Kemp, Jr.
                           E. Ray Kemp, Jr.
                           Director

Date:           April 26, 1997